SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: August 19, 2011

Franklin Wireless Corp.
(Exact name of registrant as specified in its charter)

California	0-11616	95-3733534
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5440 Morehouse Drive, Suite 1000, San Diego, California  92121
  (Address of principal executive offices)

Registrant's telephone number, including area code:
(858) 623-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On August 19, 2011 the Board of Directors of Registrant sent a letter to three shareholders of Registrant, Sherman Capital Group LLC, Singer Children’s Management Trust and David S. Oros, in response to a letter from them dated August 4, 2011. A copy of the letter from the Board of Directors is attached as Exhibit 99.1

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1    Letter, dated August 19, 2011 from Board of Directors of Registrant to Sherman Capital Group LLC, Singer Children’s Management Trust and David S. Oros

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN WIRELESS CORP.

Date: August 19, 2011	By:	/s/ OC Kim
OC Kim, President